                                 EXHIBIT 14(a)
                         ORGANIZATIONAL CHART OF THE
              LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

     All the members of the holding company system are corporations, with the exception of American States Lloyds Insurance Company, Delaware Distributors, L.P., Founders CBO, L.P., and Lincoln National Mezzanine Fund, L.P.


----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  ----------------------------------------
  |--| American States Financial Corporation|
  |  | 83.3% - Indiana - Holding Company    |
  |  ----------------------------------------
  |  ---------------------------------------
  |--| American States Insurance Company   |
  |  | 100% - Indiana - Property/Casualty  |
  |  ---------------------------------------
  |  ----------------------------------------
  |--| American Economy Insurance Company   |
  |  |  100% - Indiana - Property/Casualty  |
  |  ----------------------------------------
  |  ----------------------------------------------
  |--| American States Insurance Company of Texas |
  |  |  100% - Texas - Property/Casualty          |
  |  ----------------------------------------------
  |  --------------------------------------------
  |--| American States Life Insurance Company   |
  |  |  100% - Indiana - Life/Health            |
  |  --------------------------------------------
  |  -------------------------------------------------
  |--| American States Lloyds Insurance Company      |
  |  |  Lloyds Plan  - * - Texas - Property/Casualty |
  |  -------------------------------------------------
  |  -------------------------------------------------
  |--| American States Preferred Insurance Company   |
  |  |  100% - Indiana - Property/Casualty           |
  |  -------------------------------------------------
  |  ---------------------------------
  |--| City Insurance Agency, Inc.   |
  |  |  100% - Indiana               |
  |  ---------------------------------
  |  -------------------------------------------------
  |--| Insurance Company of Illinois                 |
  |  |  100% - Illinois - Fire & Casualty Insurance  |
  |  -------------------------------------------------
  |  ---------------------------------------------------------
  |--| Aseguradora InverLincoln, S.A. Compania de Seguros Y  |
  |  | Reaseguros, Grupo Financiero InverMexico              |
  |  | 49% - Mexico - Life, Property and Casualty Insurance  |
  |  ---------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  --------------------------------------------------
  |--| The Insurers' Fund, Inc.                       |
  |  | 100% - Maryland - Inactive                     |
  |  --------------------------------------------------
  |  --------------------------------------------------
  |--| LNC Administrative Services Corporation        |
  |  | 100% - Indiana - Third Party Administrator     |
  |  --------------------------------------------------
  |
  |  ----------------------------------------
  |--| The Richard Leahy Corporation        |
  |  |  100% - Indiana - Insurance Agency   |
  |  ----------------------------------------
  |   |  -----------------------------------
  |   |--| The Financial Alternative, Inc. |
  |   |  | 100% - Utah- Insurance Agency   |
  |   |  -----------------------------------
  |   |  -----------------------------------------
  |   |--| Financial Alternative Resources, Inc. |
  |   |  | 100% - Kansas - Insurance Agency      |
  |   |  -----------------------------------------
  |   |  -------------------------------------------
  |   |--| Financial Choices, Inc.                 |
  |   |  | 100% - Pennsylvania - Insurance Agency  |
  |   |  -------------------------------------------
  |   |  -------------------------------------------------
  |   |  | Financial Investment Services, Inc.           |
  |   |--| (formerly Financial Services Department, Inc.)|
  |   |  | 100% - Indiana - Insurance Agency             |
  |   |  -------------------------------------------------
  |   |  -------------------------------------------
  |   |  | Financial Investments, Inc.             |
  |   |--| (formerly Insurance Alternatives, Inc.) |
  |   |  | 100% - Indiana - Insurance Agency       |
  |   |  -------------------------------------------
  |   |  ---------------------------------------------
  |   |--| The Financial Resources Department, Inc.  |
  |   |  | 100% - Michigan - Insurance Agency        |
  |   |  ---------------------------------------------
  |   |  -------------------------------------------
  |   |--| Investment Alternatives, Inc.           |
  |   |  | 100% - Pennsylvania - Insurance Agency  |
  |   |  -------------------------------------------
  |   |  ----------------------------------------
  |   |--| The Investment Center, Inc.          |
  |   |  | 100% - Tennessee - Insurance Agency  |
  |   |  ----------------------------------------
  |   |  ----------------------------------------
  |   |--| The Investment Group, Inc.           |
  |   |  | 100% - New Jersey - Insurance Agency |
  |   |  ----------------------------------------
  |   |  --------------------------------------
  |   |--| Personal Financial Resources, Inc. |
  |   |  | 100% - Arizona - Insurance Agency  |
  |   |  --------------------------------------
  |   |  ------------------------------------------
  |   |--| Personal Investment Services, Inc.     |
  |      | 100% - Pennsylvania - Insurance Agency |
  |      ------------------------------------------
  |
  |  ---------------------------------------------
  |--| LincAm Properties, Inc.                   |
  |  |  50% - Delaware - Real Estate Investment  |
  |  ---------------------------------------------
  |
  |
  |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------------
  |  | Lincoln Financial Group, Inc.                 |
  |--| (formerly Lincoln National Sales Corporation) |
  |  | 100% - Indiana - Insurance Agency             |
  |  -------------------------------------------------
  |   |
  |   |  ------------------------------------
  |   |--| LNC Equity Sales Corporation     |
  |   |  |  100% - Indiana - Broker-Dealer  |
  |   |  ------------------------------------
  |   |
  |   |  ----------------------------------------------------------------
  |   |  | Corporate agencies:  Lincoln Financial Group, Inc. ("LFG")   |
  |   |--| has subsidiaries of which LFG owns from 80%-100% of the      |
  |   |  | common stock (see Attachment #1).  These subsidiaries serve  |
  |   |  | as the corporate agency offices for the marketing and        |
  |   |  | servicing of products of The Lincoln National Life Insurance |
  |   |  | Company.  Each subsidiary's assets are less than 1% of the   |
  |   |  | total assets of the ultimate controlling person.             |
  |   |  ----------------------------------------------------------------
  |   |
  |   |  --------------------------------------------------
  |   |--| Professional Financial Planning, Inc.          |
  |      |  100% - Indiana - Financial Planning Services  |
  |      --------------------------------------------------
  |
  |  -----------------------------------------
  |--| Lincoln Life Improved Housing, Inc.   |
  |  |  100% - Indiana                       |
  |  -----------------------------------------
  |
  |  -------------------------------------------------
  |--| Lincoln National (China) Inc.                 |
  |  | 100% - Indiana - China Representative Office  |
  |  -------------------------------------------------
  |
  |  -----------------------------------------------
  |--| Lincoln National Intermediaries, Inc.       |
  |  |  100% - Indiana - Reinsurance Intermediary  |
  |  -----------------------------------------------
  |
  |

---------------------------------
| Lincoln National Corporation  |
|  Indiana - Holding Company    |
---------------------------------
  |
  |  -----------------------------------------
  |__| Lincoln National Investment Companies,|
  |  | Inc. 100% - Indiana - Holding Company |
  |  -----------------------------------------
  |   |
  |   |  --------------------------------------
  |   |--| Delaware Management Holdings, Inc. |
  |   |  | 100% - Delaware - Holding Company  |
  |   |  --------------------------------------
  |   |    |  -------------------------------------
  |   |    |--| DMH Corp.                         |
  |   |    |  | 100% - Delaware - Holding Company |
  |   |    |  -------------------------------------
  |   |    |  --------------------------------------
  |   |    |--| Delaware Distributors, Inc.        |
  |   |    |  | 100% - Delaware - General Partner  |
  |   |    |  --------------------------------------
  |   |    |    |  -------------------------------------------------------------
  |   |    |    |--| Delaware Distributors, L.P.                               |
  |   |    |       | 100% - Delaware - Mutual Fund Distributor & Broker/Dealer |
  |   |    |       -------------------------------------------------------------
  |   |    |  ------------------------------------------
  |   |    |--| Delaware International Advisers Ltd.   |
  |   |    |  | 81.1% - England - Investment Advisor   |
  |   |    |  ------------------------------------------
  |   |    |  -----------------------------------------
  |   |    |--| Delaware International Holdings Ltd.  |
  |   |    |  | 100% - Bermuda - Marketing Services   |
  |   |    |  -----------------------------------------
  |   |    |    |  ----------------------------------------
  |   |    |    |--| Delaware International Advisers Ltd. |
  |   |    |       | 18.9% - England - Investment Advisor |
  |   |    |       ----------------------------------------
  |   |    |  ----------------------------------------
  |   |    |--| Delaware Investment Counselors, Inc. |
  |   |    |  | 100% - Delaware - Investment Advisor |
  |   |    |  ----------------------------------------
  |   |    |  ---------------------------------------------------
  |   |    |__| Delaware Investment & Retirement Services, Inc. |
  |   |    |  | 100% - Delaware - Registered Transfer Agent     |
  |   |    |  ---------------------------------------------------
  |   |    |  -----------------------------------------
  |   |    |--| Delaware Management Company, Inc.     |
  |   |    |  | 100% - Delaware - Investment Advisor  |
  |   |    |  -----------------------------------------
  |   |    |    |  --------------------------------------
  |   |    |    |--| Founders Holdings, Inc.            |
  |   |    |       | 100% - Delaware - General Partner  |
  |   |    |       --------------------------------------
  |   |    |         |  ---------------------------------------------
  |   |    |         |--| Founders CBO, L.P.                        |
  |   |    |            | 100% - Delaware - Investment Partnership  |
  |   |    |            ---------------------------------------------
  |   |    |              |  -------------------------------------------------
  |   |    |              |--| Founders CBO Corporation                      |
  |   |    |                 | 100% - Delaware - Co-Issuer with Founders CBO |
  |   |    |                 -------------------------------------------------
  |   |    |  ----------------------------------------
  |   |    |--| Delaware Management Trust Company    |
  |   |    |  | 100% - Pennsylvania - Trust Services |
  |   |    |  ----------------------------------------
  |   |    |  -----------------------------------------------------------
  |   |    |--| Delaware Service Company, Inc.                          |
  |   |       | 100% - Delaware - Shareholder Services & Transfer Agent |
  |   |       -----------------------------------------------------------
  |   |  --------------------------------------------------------------
  |   |--| Lincoln Investment Management, Inc.                        |
  |   |  | (formerly Lincoln National Investment Management Company)  |
  |   |  | 100% - Illinois - Mutual Fund Manager and                  |
  |   |  | Registered Investment Adviser                              |
  |   |  --------------------------------------------------------------
  |   |    |
  |   |    |  ------------------------------------------------------------
  |   |    |  | Lincoln National Mezzanine Corporation                   |
  |   |    |--| 100% - Indiana - General Partner for Mezzanine Financing |
  |   |       | Limited Partnership                                      |
  |   |       ------------------------------------------------------------
  |   |          |
  |   |          |  ------------------------------------------------------------
  |   |          |--| Lincoln National Mezzanine Fund, L.P.                    |
  |   |             | 50% - Delaware - Mezzanine Financing Limited Partnership |
  |   |             ------------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -----------------------------------------------
  |--| Lincoln National Investment Companies, Inc. |
  |  | 100% - Indiana - Holding Company            |
  |  -----------------------------------------------
  |   |  -------------------------------------------
  |   |--| Lynch & Mayer, Inc.                     |
  |   |  |  100% - Indiana - Investment Adviser    |
  |   |  -------------------------------------------
  |   |   |  -------------------------------------------
  |   |   |--| Lynch & Mayer Asia, Inc.                |
  |   |   |  | 100% - Delaware - Investment Management |
  |   |   |  -------------------------------------------
  |   |   |  -------------------------------------------
  |   |   |--| Lynch & Mayer Securities Corp.          |
  |   |      | 100% - Delaware - Securities Broker     |
  |   |      -------------------------------------------
  |   |  --------------------------------------------------------
  |   |  | Vantage Global Advisors, Inc.                        |
  |   |--| (formerly Modern Portfolio Theory Associates, (Inc.) |
  |      | 100% - Delaware  - Investment Adviser                |
  |      --------------------------------------------------------
  |  ------------------------------------------------
  |--| The Lincoln National Life Insurance Company  |
  |  | 100% - Indiana                               |
  |  ------------------------------------------------
  |   |  ----------------------------------------------
  |   |--| First Penn-Pacific Life Insurance Company  |
  |   |  | 100% - Indiana                             |
  |   |  ----------------------------------------------
  |   |  -----------------------------------------------
  |   |--| Lincoln Life & Annuity Company of New York  |
  |   |  | 100% - New York                             |
  |   |  -----------------------------------------------
  |   |  -------------------------------------------------
  |   |--| Lincoln National Aggressive Growth Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund                 |
  |   |  -------------------------------------------------
  |   |  -------------------------------------
  |   |--| Lincoln National Bond Fund, Inc.  |
  |   |  |  100% - Maryland - Mutual Fund    |
  |   |  -------------------------------------
  |   |  ----------------------------------------------------
  |   |--| Lincoln National Capital Appreciation Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund                    |
  |   |  ----------------------------------------------------
  |   |  ----------------------------------------------
  |   |--| Lincoln National Equity-Income Fund, Inc.  |
  |   |  | 100% - Maryland - Mutual Fund              |
  |   |  ----------------------------------------------
  |   |  --------------------------------------------------------
  |   |  | Lincoln National Global Asset Allocation Fund, Inc.  |
  |   |--| (formerly Lincoln National Putnam Master Fund, Inc.) |
  |   |  |  100% - Maryland - Mutual Fund                       |
  |   |  --------------------------------------------------------
  |   |  --------------------------------------------------
  |   |  | Lincoln National Growth and Income Fund, Inc.  |
  |   |--| (formerly Lincoln National Growth Fund, Inc.)  |
  |   |  |  100% - Maryland - Mutual Fund                 |
  |   |  --------------------------------------------------
  |   |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------------
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
  |  -------------------------------------------------
  |   |  ----------------------------------------------------------
  |   |--| Lincoln National Health & Casualty Insurance Company   |
  |   |  |  100% - Indiana                                        |
  |   |  ----------------------------------------------------------
  |   |  ---------------------------------------------
  |   |--| Lincoln National International Fund, Inc. |
  |   |  | 100% - Maryland - Mutual Fund             |
  |   |  ---------------------------------------------
  |   |  -----------------------------------------
  |   |--| Lincoln National Managed Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund        |
  |   |  -----------------------------------------
  |   |  ----------------------------------------------
  |   |--| Lincoln National Money Market Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund             |
  |   |  ----------------------------------------------
  |   |  -------------------------------------------------
  |   |--|  Lincoln National Social Awareness Fund, Inc. |
  |   |  |  100% - Maryland - Mutual Fund                |
  |   |  -------------------------------------------------
  |   |  -------------------------------------------------------
  |   |--| Lincoln National Special Opportunities Fund, Inc.   |
  |   |  |  100% - Maryland - Mutual Fund                      |
  |   |  -------------------------------------------------------
  |   |
  |   |  --------------------------------------------------------
  |   |--| Lincoln National Reassurance Company                 |
  |      | 100% - Indiana - Life Insurance                      |
  |      --------------------------------------------------------
  |         |  -------------------------------------------------
  |         |--| Special Pooled Risk Administrators, Inc.      |
  |            | 100% - New Jersey - Catastrophe Reinsurance   |
  |            |  Pool Administrator                           |
  |            -------------------------------------------------
  |  -----------------------------------------------------------
  |--| Lincoln National Management Services, Inc.              |
  |  |  100% - Indiana - Underwriting and Management Services  |
  |  -----------------------------------------------------------
  |
  |  -----------------------------------------
  |--| Lincoln National Realty Corporation   |
  |  |  100% - Indiana - Real Estate         |
  |  -----------------------------------------
  |  -------------------------------------------------------------
  |--| Lincoln National Reinsurance Company (Barbados) Limited   |
  |  |  100% - Barbados                                          |
  |  -------------------------------------------------------------
  |  ------------------------------------------------
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
  |  ------------------------------------------------
  |    |  ------------------------------------------
  |    |--|  Lincoln European Reinsurance Company  |
  |    |  |  100% - Belgium                        |
  |    |  ------------------------------------------
  |    |  -----------------------------------------------------------
  |    |  | Lincoln National Underwriting Services, Ltd.            |
  |    |--| 90% - England/Wales - Life/Accident/Health Underwriter  |
  |    |  | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)         |
  |    |  -----------------------------------------------------------
  |    |  ----------------------------------------------------------
  |    |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V. |
  |    |--| 51% - Mexico - Reinsurance Underwriter                 |
  |       | (Remaining 49% owned by Lincoln National Corp.)        |
  |       ----------------------------------------------------------

----------------------------------
|                                |
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |  -----------------------------------------------
  |--| Lincoln National Risk Management, Inc.      |
  |  |  100% - Indiana - Risk Management Services  |
  |  -----------------------------------------------
  |
  |  -------------------------------------------------
  |--| Lincoln National Structured Settlement, Inc.  |
  |  | 100% - New Jersey                             |
  |  -------------------------------------------------
  |
  |  -------------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |      |
  |      |  ---------------------------------------------------------
  |      |  | Allied Westminster & Company Limited                  |
  |      |--| 100% - England/Wales - Sales Services                 |
  |      |  ---------------------------------------------------------
  |      |
  |      |  -------------------------------------
  |      |--|Cannon Fund Managers Limited       |
  |      |  |  100% - England/Wales - Inactive  |
  |      |  -------------------------------------
  |      |
  |      |  ----------------------------------------------------------
  |      |--| Culverin Property Services Limited                     |
  |      |  |  100% - England/Wales - Property Development Services  |
  |      |  ----------------------------------------------------------
  |      |
  |      |  -----------------------------------------------------------
  |      |  | HUTM Limited                                            |
  |      |  | 100% - England/Wales - Unit Trust Management (Inactive) |
  |      |  -----------------------------------------------------------
  |      |
  |      |  ----------------------------------------------
  |      |--| ILI Supplies Limited                       |
  |      |  |  100% - England/Wales - Computer Leasing   |
  |      |  ----------------------------------------------
  |      |
  |      |  ----------------------------------------------------
  |      |--| Laurentian Financial Group PLC                   |
  |      |  | 100% - England/Wales - Holding Company           |
  |      |  ----------------------------------------------------
  |      |     |
  |      |     |  ----------------------------------------------------
  |      |     |--| Lincoln Financial Advisers Limited               |
  |      |     |  | (formerly: Laurentian Financial Advisers Ltd.)   |
  |      |     |  | 100% - England/Wales - Sales Company             |
  |      |     |  ----------------------------------------------------
  |      |     |
  |      |     |  ----------------------------------------------------
  |      |     |--| Lincoln Investment Management Limited            |
  |      |     |  | (formerly: Laurentian Fund Management Ltd.)      |
  |      |     |  | 100% - England/Wales - Investment Management     |
  |      |     |  ----------------------------------------------------
  |      |     |
  |      |     |  -------------------------------------------------------------
  |      |     |--| Lincoln Independent Limited                               |
  |      |     |  | (formerly: Laurentian Independent Financial Planning Ltd.)|
  |      |     |  | 100% - England/Wales - Independent Financial Adviser      |
  |      |     |  -------------------------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------
  |  | Lincoln National (UK) PLC               |
  |--|  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |   |
  |   |  ------------------------------------------
  |   |--| Laurentian Financial Group PLC         |
  |   |  | 100% - England/Wales - Holding Company |
  |   |  ------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| Laurentian Life PLC                   |
  |   |   |  | 100% - England/Wales - Life Insurance |
  |   |   |  -----------------------------------------
  |   |   |   |
  |   |   |   |  -----------------------------------------
  |   |   |   |--|Barnwood Property Group Limited        |
  |   |   |   |  |100% - England/Wales - Holding Company |
  |   |   |   |  -----------------------------------------
  |   |   |   |    |
  |   |   |   |    |  ---------------------------------------------
  |   |   |   |    |--| Barnwood Developments Limited             |
  |   |   |   |    |  | 100% England/Wales - Property Development |
  |   |   |   |    |  ---------------------------------------------
  |   |   |   |    |  ----------------------------------------------
  |   |   |   |    |--| Barnwood Properties Limited                |
  |   |   |   |       | 100% - England/Wales - Property Investment |
  |   |   |   |       ----------------------------------------------
  |   |   |   |  --------------------------------------------------------
  |   |   |   |--|IMPCO Properties Limited                              |
  |   |   |      |100% - England/Wales - Property Investment (Inactive) |
  |   |   |      --------------------------------------------------------
  |   |   |  ---------------------------------------------
  |   |   |--| Laurentian Management Services Limited    |
  |   |   |  | 100% - England/Wales - Management Services|
  |   |   |  ---------------------------------------------
  |   |   |   |  --------------------------------------------------
  |   |   |   |--|Laurit Limited                                  |
  |   |   |      |100% - England/Wales - Data Processing Systems  |
  |   |   |      --------------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| Laurentian Milldon Limited            |
  |   |   |  | 100% - England/Wales - Sales Company  |
  |   |   |  -----------------------------------------
  |   |   |  ------------------------------------------------
  |   |   |--| Laurentian Unit Trust Management Limited     |
  |   |   |  | 100% - England/Wales - Unit Trust Management |
  |   |   |  ------------------------------------------------
  |   |   |   |  -------------------------------------------
  |   |   |   |--| LUTM Nominees Limited                   |
  |   |   |      | 100% - England/Wales - Nominee Services |
  |   |   |      -------------------------------------------
  |   |   |  ------------------------------------------------------------
  |   |   |--| Laurtrust Limited                                        |
  |   |   |  | 100% - England/Wales - Pension Scheme Trustee (Inactive) |
  |   |   |  ------------------------------------------------------------
  |   |   |  -----------------------------------------
  |   |   |--| The Money Club Direct Company Limited |
  |   |      | 100% - Dormant                        |
  |   |      -----------------------------------------
  |   |
  |   |  ------------------------------------------
  |   |--| Liberty Life Assurance Limited         |
  |   |  | 100% - England/Wales - Inactive        |
  |   |  ------------------------------------------
  |   |  -------------------------------------------------
  |   |--| Liberty Life Pension Trustee Company Limited  |
  |   |  | 100% - England/Wales - Corporate Pension Fund |
  |   |  -------------------------------------------------
  |   |  --------------------------------------------
  |   |--| Liberty Press Limited                    |
  |   |  | 100% - England/Wales - Printing Services |
  |   |  --------------------------------------------

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |
  |  ------------------------------------------
  |--|Lincoln National (UK) PLC               |
  |  | 100% - England/Wales - Holding Company |
  |  ------------------------------------------
  |   |
  |   |  ----------------------------------------------
  |   |--|Lincoln Assurance Limited                   |
  |   |  |  100% ** - England/Wales - Life Assurance  |
  |   |  ----------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| Lincoln Fund Managers Limited                   |
  |   |  | 100% - England/Wales - Unit Trust Management    |
  |   |  ---------------------------------------------------
  |   |
  |   |  ------------------------------------------------------
  |   |--| Lincoln Insurance Services Ltd.                    |
  |   |  | 100% - Holding Company                             |
  |   |  ------------------------------------------------------
  |   |    |
  |   |    |  -----------------------------------
  |   |    |--| British National Life Sales Ltd.|
  |   |    |  | 100% - Inactive                 |
  |   |    |  -----------------------------------
  |   |    |
  |   |    |  -------------------------------------------------
  |   |    |--| BNL Trustees Limited                          |
  |   |    |  | 100% - England/Wales - Corporate Pension Fund |
  |   |    |  -------------------------------------------------
  |   |    |
  |   |    |  ---------------------------------------
  |   |    |--| Chapel Ash Financial Services Ltd.  |
  |   |    |  | 100% - Direct Insurance Sales       |
  |   |    |  ---------------------------------------
  |   |    |
  |   |    |  ------------------------------------------------
  |   |    |  | Lincoln General Insurance Co. Ltd.           |
  |   |    |  | 100% - Accident & Health Insurance           |
  |   |    |  ------------------------------------------------
  |   |    |
  |   |    |  ----------------------------
  |   |    |--| P.N. Kemp-Gee & Co. Ltd. |
  |   |       | 100% - Inactive          |
  |   |       ----------------------------
  |   |
  |   |  ----------------------------------------------------
  |   |--| Lincoln National Training Services Limited       |
  |   |  | 100% - England/Wales - Training Company          |
  |   |  ----------------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| Lincoln Pension Trustees Limited                |
  |   |  |  100% - England/Wales - Corporate Pension Fund  |
  |   |  ---------------------------------------------------
  |   |
  |   |  -----------------------------------------------------------
  |   |--| LIV Limited (formerly Lincoln Investment Management Ltd.)|
  |   |  |  100% - England/Wales - Investment Management Services   |
  |   |  -----------------------------------------------------------
  |   |    |
  |   |    |  -------------------------------------------------
  |   |    |--| CL CR Management Ltd.                         |
  |   |       | 50% - England/Wales - Administrative Services |
  |   |       -------------------------------------------------
  |   |
  |   |  ---------------------------------------------------
  |   |--| LN Management Limited                            |
  |   |  |  100% - England/Wales - Administrative Services  |
  |   |  ----------------------------------------------------
  |   |    |
  |   |    |  -------------------------------------
  |   |    |--| UK Mortgage Securities Limited    |
  |   |       | 100% - England/Wales - Inactive   |
  |   |       -------------------------------------
  |   |

----------------------------------
| Lincoln National Corporation   |
|  Indiana - Holding Company     |
----------------------------------
  |
  |  -------------------------------------------
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |  -------------------------------------------
  |    |
  |    |  --------------------------------------------
  |    |--| LN Securities Limited                    |
  |    |  |  100% - England/Wales - Nominee Company  |
  |    |  --------------------------------------------
  |    |
  |    |  -----------------------------------------------
  |    |--|  Niloda Limited                             |
  |       |   100% - England/Wales - Investment Company |
  |       -----------------------------------------------
  |
  |  ----------------------------------------------------
  |  | Linsco Reinsurance Company                       |
  |--|  (formerly Lincoln National Reinsurance Company) |
  |  |  100% - Indiana - Property/Casualty              |
  |  ----------------------------------------------------
  |
  |  ------------------------------------
  |--| Old Fort Insurance Company, Ltd. |
  |  |  100% ** - Bermuda               |
  |  ------------------------------------
  |    |
  |    |  -----------------------------------------------------------
  |    |  | Lincoln National Underwriting Services, Ltd.            |
  |    |--|  10% - England/Wales - Life/Accident/Health Underwriter |
  |       |  (Remaining 90% owned by Lincoln Natl. Reinsurance Co.) |
  |       -----------------------------------------------------------
  |
  |  ------------------------------------------------------------
  |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.   |
  |--|  49% - Mexico - Reinsurance Underwriter                  |
  |  |  (Remaining 51% owned by Lincoln Natl. Reinsurance Co.)  |
  |  ------------------------------------------------------------
  |
  |  ---------------------------------------------
  |--| Underwriters & Management Services, Inc.  |
     |  100% - Indiana - Underwriting Services   |
     ---------------------------------------------


Footnotes:
----------

* The funds contributed by the Underwriters were, and continue to be subject to trust agreements between American States Insurance Company, the grantor, and each Underwriter, as trustee.

**  Except for director-qualifying shares

# Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.

                                                           ATTACHMENT #1
                        LINCOLN FINANCIAL GROUP, INC.
                        CORPORATE AGENCY SUBSIDIARIES

1)   Lincoln Financial Group, Inc. (AL)
2)   Lincoln Southwest Financial Group, Inc. (Phoenix, AZ)
3)   Lincoln Financial and Insurance Services Corporation (Walnut Creek, CA)
3a) California Fringe Benefit and Insurance Marketing Corporation DBA/California Fringe Benefit Company (Walnut Creek, CA)
4)   Colorado-Lincoln Financial Group, Inc. (Denver, CO)
5)   Lincoln National Financial Services, Inc. (Lake Worth, FL)
6)   CMP Financial Services, Inc. (Chicago, IL)
7)   Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
8)   Financial Planning Partners, Ltd. (Mission, KS)
9)   The Lincoln National Financial Group of Louisiana, Inc. (Shreveport, LA)
10)  Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
11)  Lincoln National Sales Corporation of Maryland (Baltimore, MD)
     (formerly:  Morgan Financial Group, Inc.)
12) Lincoln Financial Services and Insurance Brokerage of New England, Inc. (formerly: Lincoln National of New England Insurance Agency, Inc.) (Worcester, MA)
13)  Lincoln Financial Group of Michigan, Inc. (Troy, MI)
13a) Financial Consultants of Michigan, Inc. (Troy, MI)
14) Lincoln Financial Group of Missouri, Inc. (formerly: John J. Moore & Associates, Inc.) (St. Louis, MO)
15)  Beardslee & Associates, Inc. (Clifton, NJ)
16) Lincoln Financial Group, Inc. (formerly: Resources/Financial, Inc.) (Albuquerque, NM)
17)  Lincoln Cascades, Inc. (Portland, OR)
18)  Lincoln Financial Services, Inc. (Pittsburgh, PA)
19)  Lincoln National Financial Group of Philadelphia, Inc. (Philadelphia, PA)
20)  Lincoln Financial Group, Inc. (Salt Lake City, (UT)


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